--------------------------
                           The latest report from you
                             Fund's management team
                           --------------------------

--------------------------------------------------------------------------------

                                      The
                                  Southeastern
                                     Thrift
                                    and Bank
                                   Fund, Inc.

                                 Annual Report

                               December 31, 1999

                   ------------------------------------------
                                   DIRECTORS
                               Franklin C. Golden
                               Robert G. Freedman
                              Fred G. Steingraber
                                Donald R. Tomlin
                                H. Hall Ware III

                                    OFFICERS
                               Franklin C. Golden
                                   President
                                Robert E. Gramer
                                   Treasurer
                                James K. Schmidt
                                 Vice President
                                Reinaldo Pascual
                                   Secretary

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                           CUSTODIAN, TRANSFER AGENT,
                         DISTRIBUTION DISBURSING AGENT
                                 AND REGISTRAR
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                                 LEGAL COUNSEL
                           Kilpatrick & Stockton LLP
                             1100 Peachtree Street
                          Atlanta, Georgia 30309-4530

                              INDEPENDENT AUDITORS
                             Deloitte & Touche llp
                              200 Berkeley Street
                          Boston, Massachusetts 02116

                           Listed NASDAQ Symbol: STBF
                           For Shareholder Assistance
                                Refer to Page 15
                  -------------------------------------------

===============================PRESIDENT'S MESSAGE==============================

DEAR FELLOW SHAREHOLDERS:

At this momentous turn to a new century and millennium, I, on behalf of your Board of Directors, wish you all the best for a healthy and prosperous New Year.

         The stock market certainly ushered out the 20th Century in momentous fashion, with all the major market indices ending at new highs. Most spectacular was the technology-heavy Nasdaq Composite Index, which rose by 85.6% on the backs of a few hundred technology names.

         These dazzling returns, however, masked the much more modest - or even negative - results of a far greater number of stocks that had no dot-com in their name or connection to technology. Unfortunately for us, regional bank stocks were among them. As a result the Fund lost ground for a second year, returning -11.35% at net asset value, as our southeastern regional banks in particular fell even further from their 1997 heights.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Franklin C. Golden, President of The Southeastern Thrift and Bank Fund, Inc., flush right next to third paragraph.]
--------------------------------------------------------------------------------

         We are certainly disappointed and, frankly, frustrated that investors did not recognize the sector's value - both from a fundamental perspective, as bank earnings were mostly solid in 1999, and a valuation standpoint, since bank stocks are now much less expensive than the overall market. But we also recognize that market sectors rotate in and out of favor, and we encourage investors to remember that sector investing is more of a long-term proposition.

         Most important, as portfolio management team leader Jim Schmidt discusses in his commentary on the following pages, there are significant reasons to take heart. Chief among them was the enactment in November of long-awaited landmark financial reform legislation that we believe will enhance the environment for financial stocks over the long term.

Very truly yours,

/s/Franklin C. Golden
---------------------
Franklin C. Golden, President of The Southeastern Thrift and Bank Fund, Inc.

================================================================================

        By James K. Schmidt, CFA, Portfolio Management Team Leader, and
             Thomas Finucane and Thomas Goggins, Portfolio Managers

                                The Southeastern
                           Thrift and Bank Fund, Inc.

                 Financial stocks hit by rising interest rates
                 ---------------------------------------------

Bank stocks ran into stiff headwinds during 1999, as the economy remained remarkably strong, interest rates rose and inflation fears grew. Banks also fell prey to Y2K concerns and neglect, as investors left the sector to chase high-flying technology stocks that drove the stock market's major indices to record levels. Even the passage in November of long-awaited financial reform legislation - which we expect to be a long-term benefit to financial stocks - sparked only a two-week rally before bank stocks, with the exception of the behemoth Citigroup, were quashed again by rate jitters.

         Regional bank stocks in particular were hurt by the three interest-rate hikes implemented by the Federal Reserve in 1999 to cool off the economy and prevent an inflation spike. There were also a few headline-grabbing earnings disappointments - stemming largely from problems digesting previous acquisitions
- at Bank One and First Union, for example. These overshadowed the majority of banks, whose fundamentals remained strong.

Fund performance

In this difficult environment, most mutual funds that invest in financial stocks lost ground. The Southeastern Thrift and Bank Fund, Inc. did so as well, returning -11.35% at net asset value for the year ended December 31, 1999, compared to the -1.04% return of the average open-end financial services fund, according to Lipper, Inc. As was the case last year, we underperformed

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of The Southeastern Thrift and Bank Fund, Inc. Caption below reads "Fund management team members. Standing (l-r): Jay McKelvey, Tom Goggins and Tom Finucane. Seated (l-r): Lisa Welch,
Jim Schmidt and Patricia Ouimet."]
--------------------------------------------------------------------------------

"In particular, regional banks in the Southeast... continued to come back down to earth..."

================================================================================

                  The Southeastern Thrift and Bank Fund, Inc.

"With this legislation in place, we added to our non-bank financial exposure..."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Common Stock Holdings." The first listing is Cullen/Frost Bankers 4.3%, the second is CCB Financial Corp. 4.0%, the third First Tennessee National 3.7%, the fourth Centura Banks 3.5% and the fifth Regions Financial Corp. 3.4%. A note below the table reads "As a percentage of net assets on December 31, 1999."]
--------------------------------------------------------------------------------

because we didn't own the select few enormous multinational financial companies that did well. Indeed, our focus on regional banks and thrifts hurt us since these smaller-sized companies were decidedly out of favor.

         In particular, regional banks in the Southeast, which had risen to dizzying heights in 1997, continued to come back down to earth in 1999, despite mostly solid earnings growth. Given our southeastern concentration, this especially took its toll on the Fund, since some of our largest names were hit hard, like CCB Financial, Centura, Regions Financial, AmSouth and BB&T.

Fundamentals still strong

We recognize that sector investing is a long-term proposition. While sector-specific funds are subject to different and sometimes greater volatility than the market as a whole, they can also provide long-term investors with greater outperformance. Despite the current backdrop, we remain

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Piedmont Bancorp followed by an up arrow with the phrase "Takeover boosts this small N.C. bank's stock." The second listing is Trustmark Corp. followed by a sideways arrow with the phrase "Mississippi regional weathers storm better than peers." The third listing is Wachovia Corp. followed by a down arrow with the phrase "Market doubts bank's once superb loan quality." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

encouraged by the generally positive fundamentals we are witnessing in our companies. The global financial crisis that was feared in the fall of 1998 never materialized and economic growth has been better than we had anticipated. As a result, our banks have shown excellent loan growth and low credit losses.

         Bank earnings were up approximately 12% for 1999, even in a rising interest-rate environment. This is further proof that the stock market unfortunately overestimates the impact that rising rates have on bank profits. Many banks have become less reliant on net interest margins - the difference between what banks pay on deposits and charge on loans - by generating more fee income. That said, we do expect a small decrease in net profit margins in 2000; nonetheless, we still anticipate bank earnings growth of approximately 8% to 10% over 1999.

Consolidation slows, but remains a key theme

Consolidation activity slowed down from its torrid pace of 1998 for a number of reasons. Y2K computer issues were a distraction; banks were still digesting some recent acquisitions and the pricing environment became more difficult. During 1999, nine of the Fund's holdings announced mergers, including Mercantile Bancorp, which merged with Firstar, and First American, which merged with AmSouth. As we have discussed in prior reports, even though changes in the market environment will impact the pace of merger activity, the process of industry consolidation is bound to continue to address the overcapacity that still exists in the U.S. banking system.

Reform legislation: catalyst for rebound?

An important catalyst for a financial-stock rally was provided late in the year by the passage of

================================================================================

                  The Southeastern Thrift and Bank Fund, Inc.

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1999." The chart is scaled in increments of 2% with -12% at the bottom and 0% at the top. The first bar represents the -11.35% total return for the Southeastern Thrift and Bank Fund, Inc. The second bar represents the -1.04% total return for Average open-end financial services fund. A note below the chart reads "The total return for The Southeastern Thrift and Bank Fund, Inc. is at net asset value with all distributions reinvested. The average open-end financial services fund is tracked by Lipper, Inc."]
--------------------------------------------------------------------------------

historic financial-services reform legislation, which temporarily boosted financial stocks. Although the rally was short-lived, this development is clearly a long-term positive for financial stocks. The Gramm-Leach-Bliley bill amends the Glass-Steagall and Bank Holding Company Acts to permit banks, insurance companies and securities brokers to affiliate in the same holding company. As a result, we expect a period of consolidation to result, featuring just such cross-industry combinations. Specifically, we think there will be further cases of banks buying brokers, and, more importantly, for the first time we should see banks interested in acquiring insurance companies. This consolidation should produce more efficient and profitable financial services providers. It will also reward shareholders through takeover premiums and a greater industry focus on operating with maximum efficiency to generate shareholder value.

Strategy constant, with new additions

With this legislation in place, we added to our non-bank financial exposure, since the Fund has the ability to invest a portion of its assets in more diversified financial companies - the ones we believe stand to benefit from industry deregulation more than regional banks. We recently bought insurance companies AFLAC and Protective Life, and kept our positions in Household International and regional brokerage firm Raymond James. Beyond that, our focus remained on banks and thrifts in the Southeast with solid fundamentals that we can buy at bargain prices. We also continued to take profits and trim our stakes in the larger-sized regional banks that had better performance.

Interest rates, cheap stock prices

Uncertainty could keep bank stocks in its grip for a while longer. With the economy still on a roll, and the market and the Fed focused on inflation, the possibilities for further rate hikes remain real. Our longer-term outlook, on the other hand, is much brighter. Bank-stock valuations are very compelling, selling at 50% less than the price-to-earnings ratio of the S&P 500 Index. If bank fundamentals remain solid, which we mostly expect, investors should begin to recognize the attractive opportunities the sector currently offers. This valuation anomaly, coupled with landmark industry deregulation, provide powerful arguments for a sustained financial-stock rebound, and the biggest source of encouragement for long-term investors.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to different, and sometimes greater, risks than the market as a whole.

"Bank-stock valuations are very compelling..."

=============================FINANCIAL STATEMENTS===============================

                  The Southeastern Thrift and Bank Fund, Inc.


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1999. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
December 31, 1999
--------------------------------------------------------------------------------

Assets:
 Investments at value - Notes A & C:
  Common stocks (cost - $39,966,225)..........................     $70,299,931
  Short-term investments (cost - $29,228) ....................          29,228
  Joint repurchase agreement (cost - $11,267,000) ............      11,267,000
                                                               ---------------
                                                                    81,596,159
 Cash ........................................................             676
 Receivable for investments sold .............................         102,912
 Interest receivable .........................................           1,167
 Dividends receivable ........................................         278,070
                                                               ---------------
                         Total Assets ........................      81,978,984
                         -----------------------------------------------------
Liabilities:
 Payable for investments purchased ...........................         209,278
 Payable to transfer agent ...................................       9,261,287
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ....................................          58,747
 Accounts payable and accrued expenses .......................          71,483
                                                               ---------------
                         Total Liabilities ...................       9,600,795
                         -----------------------------------------------------
Net Assets:
 Capital paid-in .............................................      37,213,160
 Accumulated net realized gain on investments ................       4,758,367
 Net unrealized appreciation of investments ..................      30,333,706
 Undistributed net investment income .........................          72,956
                                                               ---------------
                         Net Assets ..........................     $72,378,189
                         =====================================================

Net Asset Value Per Share:
 (Based on 3,986,504 shares outstanding - 50 million
  shares authorized with $0.001 per share par value) .........          $18.16
 =============================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended December 31, 1999
--------------------------------------------------------------------------------

Investment Income:
 Dividends ...................................................      $2,127,392
 Interest ....................................................         215,849
                                                               ---------------
                                                                     2,343,241
                                                               ---------------
 Expenses:
  Investment advisory fee - Note B ...........................         589,245
  Administration fee - Note B ................................         135,980
  Directors' fees ............................................          62,069
  Custodian fee ..............................................          47,053
  Auditing fee ...............................................          39,050
  Legal fees .................................................          31,573
  Miscellaneous ..............................................          20,828
  Printing ...................................................          20,762
  Transfer agent fee .........................................           8,827
                                                               ---------------
                         Total Expenses ......................         955,387
                         -----------------------------------------------------
                         Net Investment Income ...............       1,387,854
                         -----------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments sold .......................      12,290,751
 Change in net unrealized appreciation/depreciation
  of investments .............................................     (26,211,560)
                                                               ---------------
                         Net Realized and Unrealized
                         Loss on Investments .................     (13,920,809)
                         -----------------------------------------------------
                         Net Decrease in Net Assets
                         Resulting from Operations ...........    ($12,532,955)
                         =====================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

                  The Southeastern Thrift and Bank Fund, Inc.


Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                                   YEAR ENDED DECEMBER 31,
                                                                                                -----------------------------
                                                                                                    1998             1999
                                                                                                -----------       -----------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income .......................................................................   $1,308,866       $1,387,854
 Net realized gain on investments sold .......................................................    9,550,161       12,290,751
 Change in net unrealized appreciation/depreciation of investments ...........................  (17,458,922)     (26,211,560)
                                                                                               ------------    -------------
  Net Decrease in Net Assets Resulting from Operations .......................................   (6,599,895)     (12,532,955)
                                                                                               ------------    -------------
 Distributions to Shareholders:
 Dividends from net investment income ($0.3200 and $0.3500 per share, respectively) ..........   (1,275,681)      (1,395,277)
 Distributions from capital gains ($1.9622 and $2.3232 per share, respectively) ..............   (7,822,359)      (9,261,287)
                                                                                               ------------    -------------
  Total Distributions to Shareholders ........................................................   (9,098,040)     (10,656,564)
                                                                                               ------------    -------------
Net Assets:
 Beginning of period .........................................................................  111,265,643       95,567,708
                                                                                               ------------    -------------
 End of period (including undistributed net investment income
  of $80,379 and $72,956, respectively) ......................................................  $95,567,708      $72,378,189
                                                                                               ============    =============

Analysis of Common Share Transactions:

                                                                                     YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------
                                                                                1998                         1999
                                                                    -------------------------     --------------------------
                                                                      SHARES        AMOUNT         SHARES           AMOUNT
                                                                    ---------    ------------     ---------      -----------
 Shares outstanding, beginning of period ........................    3,986,504    $37,213,160     3,986,504      $37,213,160
                                                                    ----------   ------------     ---------      -----------
 Shares outstanding, end of period ..............................    3,986,504    $37,213,160     3,986,504      $37,213,160
                                                                    ==========   ============     =========      ===========


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       7



=============================FINANCIAL STATEMENTS===============================

                  The Southeastern Thrift and Bank Fund, Inc.


Financial Highlights

Selected data for each share of common stock outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                 1995 (1)       1996          1997          1998          1999
                                                               ----------    ----------    ----------    ----------    ----------

Per Share Operating Performance
 Net Asset Value, Beginning of Period ........................    $9.930       $14.380       $17.560       $27.910       $23.970
                                                              ----------    ----------    ----------    ----------    ----------
 Net Investment Income .......................................     0.219         0.280         0.316         0.328         0.348
 Net Realized and Unrealized Gain (Loss) on Investments ......     4.513(2)      3.295(2)     10.372(2)     (1.986)       (3.485)
                                                              ----------    ----------    ----------    ----------    ----------
  Total from Investment Operations ...........................     4.732         3.575        10.688        (1.658)       (3.137)
                                                              ----------    ----------    ----------    ----------    ----------
 Less Distributions:
  Dividends from Net Investment Income .......................    (0.219)       (0.274)       (0.310)       (0.320)       (0.350)
  Distributions from Net Realized Gain on
   Investments Sold ..........................................    (0.063)       (0.121)       (0.028)       (1.962)       (2.323)
                                                              ----------    ----------    ----------    ----------    ----------
  Total Distributions ........................................    (0.282)       (0.395)       (0.338)       (2.282)       (2.673)
                                                              ----------    ----------    ----------    ----------    ----------
 Net Asset Value, End of Period ..............................   $14.380       $17.560       $27.910       $23.970       $18.160
                                                              ==========    ==========    ==========    ==========    ==========
 Per Share Market Value, End of Period .......................   $13.750       $16.375       $30.250       $22.375       $15.500
 Total Investment Return at Market Value .....................    45.66%        21.96%        91.59%       (18.37%)      (18.94%)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ....................   $57,297       $69,980      $111,266       $95,568       $72,378
 Ratio of Expenses to Average Net Assets .....................     1.31%         1.13%         1.06%         0.97%         1.05%
 Ratio of Net Investment Income to Average Net Assets ........     1.73%         1.79%         1.45%         1.22%         1.52%
 Portfolio Turnover Rate .....................................       14%           13%           16%            9%           14%

(1) All per share amounts and net asset values have been restated to reflect the 2-for-1 stock split effective November 30, 1995.
(2) Net of federal income taxes of $0.35 for December 31, 1995, $0.48 for December 31, 1996 and $0.64 for December 31, 1997 on net long-term capital gains retained by the Fund.


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, distributions and gains (losses) of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. It also shows the total investment return for each period based on the market value of Fund shares.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       8


=============================FINANCIAL STATEMENTS===============================

                  The Southeastern Thrift and Bank Fund, Inc.


Schedule of Investments
December 31, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Fund on December 31, 1999. It's divided into two main categories: common stocks and short-term investments. The stocks are further broken down by location.
Under each location is a list of the stocks owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                       MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES    VALUE
-------------------                                ----------------    ------

COMMON STOCKS
Banks, Savings and Loans - Southeastern (by state)
Alabama (17.14%)
 Alabama National Bancorp. ........................       39,250      $740,844
 AmSouth Bancorp. .................................      106,688     2,060,412
 Colonial BancGroup, Inc. .........................      186,112     1,930,912
 Compass Bancshares, Inc. .........................       57,025     1,272,370
 First Southern Bancshares ........................        2,347        27,577
 Peoples Banctrust Co., Inc. ......................       52,000       734,500
 Regions Financial Corp. ..........................       98,272     2,469,084
 Security Federal Bancorp., Inc. ..................       33,600       504,000
 Southern Banc Co., Inc. ..........................       32,900       271,425
 SouthTrust Corp. .................................       63,395     2,397,123
                                                                    ----------
                                                                    12,408,247
                                                                    ----------
Florida (6.92%)
 Capital City Bank Group, Inc. ....................       53,850     1,157,775
 Commercial Bankshares, Inc. ......................       28,253       603,908
 Community Savings Bankshares, Inc. ...............       54,000       678,375
 Gateway American Bancshares, Inc. ................      100,000       262,500
 Pointe Financial Corp. ...........................       20,000       170,000
 Republic Security Financial Corp. ................       92,910       664,887
 Seacoast Banking Corp. (Class A) .................       51,500     1,474,187
                                                                    ----------
                                                                     5,011,632
                                                                    ----------
Georgia (7.70%)
 ABC Bancorp. .....................................       24,000       255,000
 CCF Holding Co. ..................................       36,047       522,682
 Century South Banks, Inc. ........................       39,500       883,812
 Eagle Bancshares, Inc. ...........................       40,000       575,000
 Flag Financial Corp. .............................      108,750       761,250
 Premier Bancshares, Inc. .........................       91,400     1,245,325
 SunTrust Banks, Inc. .............................       19,292     1,327,531
                                                                    ----------
                                                                     5,570,600
                                                                    ----------

                                                                       MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES    VALUE
-------------------                                ----------------    ------

Louisiana (2.62%)
 ISB Financial Corp. ..............................       22,000      $302,500
 Whitney Holding Corp. ............................       43,000     1,593,687
                                                                    ----------
                                                                     1,896,187
                                                                    ----------
Mississippi (5.76%)
 BancorpSouth, Inc. ...............................       64,900     1,058,681
 Hancock Holding Co. ..............................       19,165       742,644
 Lamar Capital Corp. ..............................       50,000       556,250
 People Holding Co. (The) .........................       23,400       675,675
 Trustmark Corp. ..................................       52,500     1,134,492
                                                                    ----------
                                                                     4,167,742
                                                                    ----------
North Carolina (21.36%)
 Bank of America Corp. ............................       13,424       673,717
 BB&T Corp. .......................................       67,188     1,839,272
 CCB Financial Corp. ..............................       66,914     2,914,941
 Centura Banks, Inc. ..............................       56,587     2,496,901
 First Charter Corp. ..............................       27,250       405,344
 First Citizens BancShares, Inc. (Class A) ........       17,556     1,224,531
 First Savings Bancorp., Inc. .....................        9,910       185,813
 First Union Corp. ................................       34,322     1,126,191
 FNB Financial Service Corp. ......................       42,250       443,625
 Haywood Bancshares, Inc. .........................       53,400     1,098,037
 LSB Bancshares, Inc. .............................       37,752       594,594
 Mutual Community Savings Bank ....................       17,070       140,828
 Piedmont Bancorp., Inc. ..........................       15,000       169,688
 Rowan Bankcorp, Inc. .............................       15,000       290,625
 South Street Financial Corp. .....................       40,000       280,000
 Wachovia Corp. ...................................       23,173     1,575,764
                                                                    ----------
                                                                    15,459,871
                                                                    ----------
South Carolina (3.12%)
 Carolina First Corp. .............................       10,000       182,500
 First Financial Holdings, Inc. ...................      103,500     1,656,000
 Plantation Financial Corp. .......................       28,000       420,000
                                                                    ----------
                                                                     2,258,500
                                                                    ----------
Tennessee (5.43%)
 First Tennessee National Corp. ...................       93,080     2,652,780
 National Commerce Bancorp. .......................       30,000       680,625
 Union Planters Corp. .............................       15,079       594,678
                                                                    ----------
                                                                     3,928,083
                                                                    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       9


=============================FINANCIAL STATEMENTS===============================

                  The Southeastern Thrift and Bank Fund, Inc.

                                                                       MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES    VALUE
-------------------                                ----------------    ------

Virginia (5.27%)
 Commonwealth Bankshares, Inc. ...................       39,653       $366,790
 Community Bankshares, Inc. ......................        3,000         66,000
 F & M National Corp. ............................       29,414        810,723
 First Virginia Banks, Inc. ......................       28,725      1,235,175
 Guaranty Financial Corp. ........................       32,500        268,125
 Heritage Bancorp., Inc. .........................       15,000         55,313
 Marathon Financial Corp. ........................       11,500         73,672
 Rockingham Heritage Bank* .......................       34,400        369,800
 Salem Bank & Trust ..............................       30,779        400,127
 Shore Financial Corp. ...........................       21,000        168,000
                                                                    ----------
                                                                     3,813,725
                                                                    ----------
                          TOTAL BANKS, SAVINGS AND
                              LOANS - SOUTHEASTERN      (75.32%)    54,514,587
                                                        --------    ----------
ISSUER, DESCRIPTION, STATE
--------------------------

Banks and Thrifts - Other Regions (17.12%)
 Bank of the Ozarks, Inc. (AR) ...................       32,500        633,750
 CB Bancshares, Inc. (HI) ........................       10,977        323,135
 Century Bancshares, Inc.* (DC) ..................       11,025         71,663
 Cullen/Frost Bankers., Inc. (TX) ................      120,800      3,110,600
 Equitable Federal Savings Bank* (MD) ............       34,000        578,000
 Firstar Corp. (WI) ..............................       21,791        460,335
 Local Financial Corp.* (OK) .....................       90,000        933,750
 Mercantile Bankshares Corp. (MD) ................       38,000      1,213,625
 One Valley Bancorp., Inc. (WV) ..................       28,800        882,000
 Prosperity Banchares, Inc. (TX) .................       24,000        384,000
 Provident Financial Group, Inc. (OH) ............       19,000        681,625
 SFC Acquisition Corp.* (AR) (r) .................       50,000        556,250
 Simmons First National Corp.
  (Class A) (AR) .................................       30,000        750,000
 Summit Bancshares, Inc. (TX) ....................       65,500      1,211,750
 Superior Financial Corp.* (AR) ..................       23,750        264,219
 Texas Regional Bancshares, Inc.
  (Class A) (TX) .................................       11,500        333,500
                                                                    ----------
                                                                    12,388,202
                                                                    ----------
Other (4.69%)
 AFLAC, Inc. .....................................       15,000        707,813
 Household International, Inc. ...................       14,000        521,500
 Protective Life Corp. ...........................       12,500        397,656
 Raymond James Financial, Inc. ...................       94,725      1,770,173
                                                                    ----------
                                                                     3,397,142
                                                                    ----------
                               TOTAL COMMON STOCKS
                                (Cost $39,966,225)      (97.13%)    70,299,931
                                                       ---------    ----------


                                      INTEREST         PAR VALUE      MARKET
ISSUER, DESCRIPTION                     RATE         (000s OMITTED)   VALUE
-------------------                     ----         --------------   ------

SHORT-TERM INVESTMENTS
Cash Equivalents
Deposits in Mutual Banks..............                      $29        $29,228
                                                                    ----------
Joint Repurchase Agreement
 Investment in a joint repurchase
  agreement transaction with
  Barclay's, Inc. - Dated 12-31-99,
  due 01-03-00 (Secured by U.S.
  Treasury Bond 7.625% due
  11-15-22 and U. S. Treasury Note
  4.000% due 10-31-00)
  - Note A ...........................  2.490%           11,267     11,267,000
                                                                    ----------
                  TOTAL SHORT-TERM INVESTMENTS          (15.61%)    11,296,228
                                                      ---------     ----------
                             TOTAL INVESTMENTS         (112.74%)    81,596,159
                                                      ---------     ----------
             OTHER ASSETS AND LIABILITIES, NET          (12.74%)    (9,217,970)
                                                      ---------     ----------
                              TOTAL NET ASSETS         (100.00%)   $72,378,189
                                                      =========    ===========

  * Non-income producing security.

(r) The security listed below is a direct placement security and is restricted as to resale. The Fund has limited rights to registration under the Securities
    Act of 1933 with respect to restricted securities (not including Rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer.
    Additional information on this restricted security is as follows:

                                                              MARKET
                                                            VALUE AS A         MARKET
                                                            PERCENTAGE         VALUE
                              ACQUISITION    ACQUISITION     OF FUND'S         AS OF
                                 DATE           COST        NET ASSETS    DECEMBER 31, 1999
                              -----------    -----------    ----------    -----------------
    SFC Acquisition Corp.      03-30-98       $500,000         0.77%           $556,250

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  The Southeastern Thrift and Bank Fund, Inc.


NOTE A -

The Southeastern Thrift and Bank Fund, Inc. (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940. The Fund's primary investment objective is long-term capital appreciation. Its secondary investment objective is current income.

ACCOUNTING POLICIES

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Investments in listed securities are valued at the last sales price on the exchange on which such securities are primarily traded. Listed securities for which no sales are reported and securities traded in the over-the-counter market are valued at the average of the most recent bid and asked prices. Investment securities for which no current market quotations are available are valued at fair market value as determined in good faith under the direction of the Fund's Board of Directors. Short-term investments which mature in less than 61 days when acquired by the Fund are valued at amortized cost. Short-term investments which mature in more than 60 days are valued at current market value until the sixtieth day prior to maturity at which time they are valued at amortized cost.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded using specific lot basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recorded on the accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS Net investment income distributions are generally distributed semiannually and capital gains distributions are generally distributed annually. Both are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through December 31, 1999, which has no effect on the Fund's net assets, net investment income or net realized gains.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B -

INVESTMENT ADVISORY AND ADMINISTRATION FEES AND
TRANSACTIONS WITH AFFILIATES

The Adviser is the Fund's investment adviser and administrator in accordance with the agreements described below.

         The Fund operates under an investment advisory agreement which calls for the Adviser to furnish office space, furnishings and equipment and to provide the services of persons to manage the investment and reinvestment of the Fund's assets and to continuously review, supervise and administer the Fund's investment program. In return, the Fund has agreed to pay the Adviser a monthly advisory fee at an annual rate of 0.65% of the Fund's average net assets, or a flat annual fee of $50,000, whichever is higher. In addition, if total Fund expenses exceed 2% of

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  The Southeastern Thrift and Bank Fund, Inc.

the Fund's average net assets in any one year, the Fund may require the Adviser to reimburse the Fund for such excess, subject to a minimum fee of $50,000.

         The Fund has also entered into an administration agreement with the Adviser pursuant to which the Adviser provides certain administrative services required by the Fund. In return, the Fund has agreed to pay a monthly administration fee at an annual rate of 0.15% of the Fund's average net assets, or a flat annual fee of $22,000, whichever is higher.

         The Fund does not pay remuneration to its officers nor to any director who may be employed by an affiliate of the Fund. Certain officers or directors of the Fund are officers of the Adviser.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended December 31, 1999, aggregated $12,229,417 and $23,253,983, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended December 31, 1999.

         The cost of investments owned at December 31, 1999 (including deposits in mutual savings banks) for federal income tax purposes was $51,299,873. Gross unrealized appreciation and depreciation of investments aggregated $32,446,846 and $2,150,560, respectively, resulting in net unrealized appreciation of $30,296,286.

NOTE D -
SHARES REPURCHASED AND TENDER OFFERS

The Fund from time to time may, but is not required to, make open market repurchases of its shares in order to attempt to reduce or eliminate the amount of any market value discount or to increase the net asset value of its shares, or both. In addition, the Board currently intends each quarter during periods when the Fund's shares are trading at a discount from the net asset value to consider the making of tender offers. The Board may at any time, however, decide that the Fund should not make share repurchases or tender offers.

================================================================================

                  The Southeastern Thrift and Bank Fund, Inc.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
The Southeastern Thrift and Bank Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Southeastern Thrift and Bank Fund, Inc. (the "Fund") as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998, and the financial highlights for the each of the years in the five-year period ended December 31, 1999.These financial statements and finan-cial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards.Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and signifi-cant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 4, 2000

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended December 31, 1999.

         The Fund has designated distributions to shareholders of $9,261,287 as a long-term capital gain dividend. This amount was reported on the 1999 U.S. Treasury Department Form 1099-DIV.

         With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 1999, 100% of the dividends qualify for the corporate dividends received deduction.

================================================================================

                  The Southeastern Thrift and Bank Fund, Inc.


REPURCHASE AGREEMENTS

A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

         Repurchase transactions must be fully collateralized at all times, but they involve some credit risk to the Fund if the other party defaults on its obligations and the Fund is delayed or prevented from liquidating the collateral. The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller on a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and expense of enforcing its rights.

DIVIDEND REINVESTMENT PLAN

The Fund offers its registered stockholders an automatic Dividend Reinvestment Plan (the "Plan") which enables each participating stockholder to have all dividends (including income dividends and/ or capital gains distributions) payable in cash reinvested by the Plan Agent in shares of the Fund's Common Stock. However, stockholders may elect not to enter into, or may terminate at any time without penalty, their participation in the Plan by notifying State Street Bank and Trust Company (the "Plan Agent") in writing. Stockholders who do not participate will receive all dividends in cash.

         In the case of stockholders such as banks, brokers or nominees who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of record ownership of shares. These record stockholders will receive dividends under the Plan on behalf of participating beneficial owners and cash on behalf of non-participating beneficial owners. These recordholders will then credit the beneficial owners' accounts with the appropriate stock or cash distribution.

         Whenever the market price of the Fund's stock equals or exceeds net asset value per share, participating stockholders will be issued stock valued at the greater of (i) net asset value per share or (ii) 95% of the market price. If the net asset value per share of the Fund's stock exceeds the market price per share on the record date, the Plan Agent shall make open market purchases of the Fund's stock for each participating stockholder's account. These purchases may begin no sooner than five business days prior to the payment date for the dividend and will end up to thirty days after the payment date. If shares cannot be purchased within thirty days after the payment date the balance of shares will be purchased from the Fund at the average price of shares purchased on the open market. Each participating stockholder will be charged a pro rata share of brokerage commissions on all open market purchases.

         The shares issued to participating stockholders, including fractional shares, will be held by the Plan Agent in the name of the stockholder. The Plan Agent will confirm each acquisition made for the account of the participating stockholder as soon as practicable after the payment date of the distribution.

         The reinvestment of dividends does not in any way relieve participating stockholders of any Federal, state or local income tax which may be due with respect to each dividend. Dividends reinvested in shares will be treated on your Federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the NASDAQ National Market System as of the dividend payment date. Distributions from the Fund's long-term capital gains will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for

================================================================================

                  The Southeastern Thrift and Bank Fund, Inc.


that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

         All correspondence or additional information concerning the plan should be directed to the Plan Agent, State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

YEAR 2000 COMPLIANCE

The Adviser and the Fund's service providers have taken steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the issuers in which the Fund invests, the Fund's operations or financial markets generally.


SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning The Southeastern Thrift and Bank Fund, Inc., we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone: (800) 426-5523

         If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

================================================================================

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